UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      December 3, 2004

Lehman Brothers Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 526-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Lehman Brothers Holdings Inc. grants various awards to its executive officers under the Lehman Brothers Holdings Inc. 1996 Management Ownership Plan, as amended (the “1996 Management Ownership Plan”) and the Amended and Restated Lehman Brothers Holdings Inc. Employee Incentive Plan (the “Employee Incentive Plan”).  Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01                                             Financial Statements and Exhibits

(c)          Exhibits.

10.1   Form of Agreement evidencing a grant of Restricted Stock Units to Executive Officers under the 1996 Management Ownership Plan.

10.2   Form of Agreement evidencing a grant of Nonqualified Stock Options to Executive Officers under the 1996 Management Ownership Plan.

10.3   Form of Agreement evidencing a grant of Restricted Stock Units to Directors pursuant to the Employee Incentive Plan.

10.4   Form of Nonqualified Stock Option Agreement evidencing a grant of Nonqualified Stock Options to Directors pursuant to the Employee Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date:	December 3, 2004	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Agreement evidencing a grant of Restricted Stock Units to Executive Officers under the 1996 Management Ownership Plan.

10.2	Form of Agreement evidencing a grant of Nonqualified Stock Options to Executive Officers under the 1996 Management Ownership Plan.

10.3	Form of Agreement evidencing a grant of Restricted Stock Units to Directors pursuant to the Employee Incentive Plan.

10.4	Form of Nonqualified Stock Option Agreement evidencing a grant of Nonqualified Stock Options to Directors pursuant to the Employee Incentive Plan.